UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4173

John Hancock Investors Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock Investments

John Hancock Investors Trust

Annual Report
10.31.13

Ticker | JHI

Management’s discussion of
Fund performance

By John Hancock Asset Management a division of Manulife Asset Management (US) LLC

U.S. bonds posted negative overall returns for the 12 months ended October 31, 2013. Bond yields were relatively stable for the first half of the period despite moderate signs of improving economic growth and federal government conflicts over the fiscal cliff and the sequester. In May, however, the U.S. Federal Reserve (Fed) announced that it planned to begin tapering its quantitative easing activity before the end of the year. In response, bond yields rose sharply and mortgage rates increased. Although the Fed postponed its tapering plans late in the period, bond yields rose overall during the 12 months, resulting in lower bond prices. From a sector perspective, high-yield corporate bonds generated the best returns for the period, while investment-grade corporate bonds and U.S. Treasury securities declined.

For the 12 months ended October 31, 2013, John Hancock Investors Trust produced a total return of 5.09% at net asset value (NAV) and –5.66% at closing market value. The fund’s return at NAV and its return at market value differ because the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the fund’s NAV at any time. By comparison, the average leveraged closed-end investment-grade bond fund tracked by UBS Securities LLC returned 0.50% at NAV and –6.55% at closing market value. The Barclays Government/Credit Bond Index, returned –1.45%. The index does not include below-investment-grade bonds.

The fund’s outperformance of its benchmark index resulted primarily from sector allocation. In particular, the fund benefited from a meaningful position in high-yield corporate bonds, which comprised a substantial portion of the portfolio but are not represented in the benchmark, and an overweight position in commercial mortgage-backed securities. These two segments of the bond market posted the highest returns for the 12 months. An underweight position in U.S. Treasury bonds, the weakest-performing segment of the bond market, also contributed positively to fund results compared with the benchmark index. The fund’s investment-grade corporate bond holdings detracted from overall performance, but an emphasis on bonds issued by financial companies added value as finance-related securities posted positive returns, benefiting from robust demand for their relatively high yields.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

The fund is subject to interest-rate and credit risk. When interest rates rise, bond prices usually fall. Higher-yielding bonds are riskier than lower-yielding bonds, and their value may fluctuate more in response to market conditions.

Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability.

6	Investors Trust | Annual report

Portfolio summary

Portfolio Composition[1]

Corporate Bonds	71.2%	Asset Backed Securities	1.0%

U.S. Government Agency	9.9%	Convertible Bonds	0.9%

U.S. Government	8.0%	Term Loans	0.7%

Collateralized Mortgage Obligations	5.5%	Preferred Securities	0.4%

Foreign Government Obligations	2.2%	Capital Preferred Securities	0.2%

Quality Composition[1,2]

U.S. Government	8.0%	BB	18.1%

U.S. Government Agency	9.9%	B	29.1%

AAA	2.6%	CCC & Below	11.7%

AA	1.4%	Not Rated	1.4%

A	5.2%	Preferred Securities	0.4%

BBB	12.2%

1 As a percentage of the fund’s total investments on 10-31-13.

2 Ratings are from Moody’s Investors Service, Inc. If not available, we have used Standard & Poor’s Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not Rated” securities are those with no ratings available from these agencies. All ratings are as of 10-31-13 and do not reflect subsequent downgrades or upgrades, if any.

Annual report | Investors Trust	7

Fund’s investments

As of 10-31-13

		Maturity
	Rate (%)	date	Par value^	Value
Corporate Bonds 104.4% (71.2% of Total Investments)			$180,531,911

(Cost $174,200,358)

Consumer Discretionary 16.3%				28,196,574

Auto Components 1.4%

Allison Transmission, Inc. (S)(Z)	7.125	05-15-19	550,000	592,625

American Axle & Manufacturing, Inc.	6.250	03-15-21	500,000	526,250

The Goodyear Tire & Rubber Company	7.000	05-15-22	1,200,000	1,290,000

Automobiles 0.8%

Chrysler Group LLC (Z)	8.250	06-15-21	1,240,000	1,402,750

Diversified Consumer Services 0.3%

Outerwall, Inc. (S)	6.000	03-15-19	500,000	488,125

Hotels, Restaurants & Leisure 3.5%

Downstream Development Authority of the
Quapaw Tribe of Oklahoma (S)(Z)	10.500	07-01-19	500,000	496,250

GLP Capital LP (S)	4.875	11-01-20	1,285,000	1,294,638

Greektown Superholdings, Inc. (Z)	13.000	07-01-15	2,179,000	2,274,331

Grupo Posadas SAB de CV (S)	7.875	11-30-17	600,000	614,250

Little Traverse Bay Bands of Odawa Indians (S)	9.000	08-31-20	298,000	292,040

Mohegan Tribal Gaming Authority (S)(Z)	11.000	09-15-18	1,000,000	1,002,500

Waterford Gaming LLC (S)	8.625	09-15-14	565,577	158,362

Household Durables 0.4%

Corporacion GEO SAB de CV (H)(S)	9.250	06-30-20	1,000,000	150,000

KB Home	7.000	12-15-21	320,000	329,600

Standard Pacific Corp. (Z)	8.375	05-15-18	140,000	162,400

Internet & Catalog Retail 0.5%

QVC, Inc.	5.950	03-15-43	1,000,000	895,916

Leisure Equipment & Products 0.3%

Easton-Bell Sports, Inc. (Z)	9.750	12-01-16	465,000	489,998

Media 6.7%

Cinemark USA, Inc. (Z)	7.375	06-15-21	365,000	399,675

Clear Channel Communications, Inc. (Z)	11.250	03-01-21	3,000,000	3,221,235

DIRECTV Holdings LLC (Z)	5.875	10-01-19	355,000	401,690

Gray Television, Inc. (S)	7.500	10-01-20	310,000	324,725

Myriad International Holdings BV (S)	6.000	07-18-20	440,000	468,600

News America, Inc. (Z)	7.750	01-20-24	980,000	1,183,807

Sinclair Television Group, Inc. (S)	6.375	11-01-21	830,000	854,900

Sirius XM Radio, Inc. (S)	5.875	10-01-20	2,000,000	2,070,000

8	Investors Trust | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Media (continued)

Time Warner Cable, Inc. (Z)	8.250	04-01-19	375,000	$439,483

Videotron, Ltd.	6.375	12-15-15	300,000	301,500

WMG Acquisition Corp. (S)	6.000	01-15-21	1,000,000	1,050,000

WMG Acquisition Corp.	11.500	10-01-18	685,000	792,031

Multiline Retail 0.9%

Macy’s Retail Holdings, Inc. (Z)	7.875	08-15-36	215,000	243,042

Michaels Stores, Inc.	11.375	11-01-16	1,286,000	1,318,163

Specialty Retail 1.0%

Automotores Gildemeister SA (S)(Z)	8.250	05-24-21	720,000	658,800

Hillman Group, Inc.	10.875	06-01-18	290,000	314,650

Toys R Us Property Company II LLC (Z)	8.500	12-01-17	225,000	232,313

Toys R Us, Inc.	10.375	08-15-17	660,000	618,750

Textiles, Apparel & Luxury Goods 0.5%

Hot Topic, Inc. (S)	9.250	06-15-21	230,000	240,925

PVH Corp.	7.375	05-15-20	550,000	602,250

Consumer Staples 6.7%				11,502,729

Beverages 2.2%

Ajecorp BV (S)(Z)	6.500	05-14-22	1,000,000	1,010,000

Corporacion Lindley SA (S)	4.625	04-12-23	1,000,000	955,000

Crestview DS Merger Sub II, Inc. (S)	10.000	09-01-21	1,005,000	1,045,200

SABMiller Holdings, Inc. (S)(Z)	3.750	01-15-22	750,000	768,677

Commercial Services & Supplies 0.1%

ARAMARK Corp. (S)	5.750	03-15-20	170,000	178,075

Food & Staples Retailing 0.6%

Office Depot de Mexico SA de CV (S)	6.875	09-20-20	610,000	623,725

Tops Holding Corp. (S)	8.875	12-15-17	400,000	440,000

Food Products 2.2%

Bunge, Ltd. Finance Corp. (Z)	5.350	04-15-14	1,015,000	1,035,272

Corporacion Pesquera Inca SAC (S)(Z)	9.000	02-10-17	1,350,000	1,350,000

Marfrig Holding Europe BV (S)(Z)	8.375	05-09-18	600,000	565,500

Marfrig Holding Europe BV (S)	9.875	07-24-17	600,000	599,250

TreeHouse Foods, Inc.	7.750	03-01-18	175,000	185,063

Household Products 0.4%

Reynolds Group Issuer, Inc. (Z)	8.500	05-15-18	390,000	413,400

The Sun Products Corp. (S)	7.750	03-15-21	260,000	234,000

Tobacco 1.2%

Lorillard Tobacco Company (Z)	6.875	05-01-20	720,000	839,567

Vector Group, Ltd. (Z)	7.750	02-15-21	1,200,000	1,260,000

Energy 17.6%				30,467,558

Energy Equipment & Services 5.1%

Astoria Depositor Corp., Series B (S)	8.144	05-01-21	750,000	727,500

EDC Finance, Ltd. (S)	4.875	04-17-20	1,000,000	992,500

Forbes Energy Services, Ltd. (Z)	9.000	06-15-19	295,000	297,950

Hercules Offshore, Inc. (S)	7.500	10-01-21	550,000	574,750

Inkia Energy, Ltd. (S)(Z)	8.375	04-04-21	1,400,000	1,484,000

Key Energy Services, Inc.	6.750	03-01-21	750,000	763,125

See notes to financial statements	Annual report | Investors Trust	9

		Maturity
	Rate (%)	date	Par value^	Value
Energy Equipment & Services (continued)

Offshore Group Investment, Ltd. (Z)	7.125	04-01-23	2,000,000	$2,035,000

Permian Holdings, Inc. (S)	10.500	01-15-18	800,000	790,000

RKI Exploration & Production LLC (S)	8.500	08-01-21	565,000	587,600

TMK OAO (S)	6.750	04-03-20	600,000	586,500

Oil, Gas & Consumable Fuels 12.5%

Afren PLC (S)(Z)	11.500	02-01-16	2,000,000	2,282,500

Alpha Natural Resources, Inc. (Z)	6.250	06-01-21	740,000	627,150

Arch Coal, Inc.	8.750	08-01-16	700,000	700,000

Carrizo Oil & Gas, Inc.	7.500	09-15-20	1,200,000	1,308,000

Clayton Williams Energy, Inc. (S)	7.750	04-01-19	1,070,000	1,094,075

CNOOC Finance 2012, Ltd. (S)(Z)	5.000	05-02-42	1,000,000	980,624

DTEK Finance BV (S)	9.500	04-28-15	161,000	161,242

EV Energy Partners LP (Z)	8.000	04-15-19	405,000	405,000

Georgian Oil and Gas Corp. (S)(Z)	6.875	05-16-17	1,500,000	1,563,750

Indo Energy Finance II BV (S)	6.375	01-24-23	300,000	263,250

Linn Energy LLC (Z)	8.625	04-15-20	1,360,000	1,448,400

Lukoil International Finance BV (S)	4.563	04-24-23	1,000,000	956,250

McMoRan Exploration Company (Z)	11.875	11-15-14	1,700,000	1,704,459

Niska Gas Storage US LLC (Z)	8.875	03-15-18	565,000	590,425

Pacific Rubiales Energy Corp. (S)	5.125	03-28-23	705,000	675,038

Pan American Energy LLC (S)(Z)	7.875	05-07-21	1,100,000	1,133,000

Petrobras International Finance Company (Z)	5.375	01-27-21	500,000	508,222

Plains All American Pipeline LP (Z)	6.500	05-01-18	1,000,000	1,182,485

Plains Exploration & Production Company (Z)	6.875	02-15-23	750,000	830,625

Samson Investment Company (S)(Z)	10.250	02-15-20	1,885,000	2,035,800

Valero Energy Corp. (Z)	4.500	02-01-15	205,000	214,233

Valero Energy Corp. (Z)	6.125	02-01-20	205,000	236,792

W&T Offshore, Inc. (Z)	8.500	06-15-19	675,000	727,313

Financials 20.2%				34,879,098

Capital Markets 3.2%

E*TRADE Financial Corp.	6.375	11-15-19	1,000,000	1,070,000

Morgan Stanley (Z)	3.800	04-29-16	1,000,000	1,056,640

Morgan Stanley (Z)	5.750	01-25-21	1,000,000	1,144,578

The Goldman Sachs Group, Inc. (Z)	5.250	07-27-21	990,000	1,092,349

The Goldman Sachs Group, Inc. (Z)	6.250	09-01-17	1,000,000	1,156,505

Commercial Banks 4.1%

Banco Bradesco SA (S)(Z)	5.750	03-01-22	500,000	505,000

Barclays Bank PLC (S)	10.179	06-12-21	195,000	258,166

BBVA Bancomer SA (S)(Z)	6.500	03-10-21	1,000,000	1,082,500

GTB Finance B.V. (S)(Z)	7.500	05-19-16	285,000	302,100

National City Bank of Indiana (Z)	4.250	07-01-18	2,000,000	2,164,124

Sberbank of Russia (S)(Z)	6.125	02-07-22	1,000,000	1,083,750

State Bank of India (S)(Z)	4.500	07-27-15	500,000	515,446

VTB Bank OJSC (9.500% to 12-6-22, then 10
Year U.S. Treasury + 8.067%) (Q)(S)	9.500	12-06-22	1,000,000	1,093,800

10	Investors Trust | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Consumer Finance 3.3%

American Express Credit Corp. (Z)	5.125	08-25-14	1,000,000	$1,037,783

DTEK Finance PLC (S)(Z)	7.875	04-04-18	2,000,000	1,800,000

SLM Corp. (Z)	5.500	01-25-23	1,800,000	1,718,336

SLM Corp. (Z)	8.450	06-15-18	485,000	566,238

Springleaf Finance Corp. (S)	8.250	10-01-23	500,000	543,750

Diversified Financial Services 4.7%

Alfa Bank OJSC (S)(Z)	7.750	04-28-21	300,000	326,250

Bank of Ceylon (S)	6.875	05-03-17	1,000,000	1,025,000

Cementos Progreso Trust (C)(S)	7.125	11-06-23	425,000	427,937

CorpGroup Banking SA (S)	6.750	03-15-23	1,000,000	890,000

Corporacion Andina de Fomento (Z)	3.750	01-15-16	690,000	721,896

Gruposura Finance (S)(Z)	5.700	05-18-21	440,000	455,400

Intercorp Retail Trust (S)(Z)	8.875	11-14-18	305,000	324,825

Jack Cooper Finance Company (S)	9.250	06-01-20	325,000	343,688

Jefferies Finance LLC (S)	7.375	04-01-20	500,000	513,750

JPMorgan Chase & Company (Z)	3.450	03-01-16	2,000,000	2,107,502

Leucadia National Corp.	5.500	10-18-23	500,000	504,610

Nationstar Mortgage LLC (Z)	10.875	04-01-15	375,000	387,891

Insurance 1.8%

CNA Financial Corp. (Z)	7.350	11-15-19	655,000	807,075

Lincoln National Corp. (7.000% to 5-17-16,
then 3 month LIBOR + 2.358%) (Z)	7.000	05-17-66	370,000	382,025

MetLife, Inc. (Z)	6.817	08-15-18	1,000,000	1,213,449

Symetra Financial Corp. (8.300% to 10-15-17,
then 3 month LIBOR + 4.177%) (S)	8.300	10-15-37	520,000	530,400

Willis North America, Inc.	7.000	09-29-19	215,000	251,575

Investment Companies 0.6%

IPIC GMTN, Ltd. (S)(Z)	5.500	03-01-22	1,000,000	1,110,000

Real Estate Investment Trusts 1.5%

DuPont Fabros Technology LP (S)	5.875	09-15-21	835,000	855,875

Health Care REIT, Inc.	6.125	04-15-20	345,000	397,293

Plum Creek Timberlands LP (Z)	5.875	11-15-15	345,000	376,142

Servicios Corporativos Javer SAPI de CV (S)	9.875	04-06-21	1,000,000	980,000

Real Estate Management & Development 1.0%

Country Garden Holdings Company, Ltd. (S)	7.500	01-10-23	200,000	199,250

Country Garden Holdings Company, Ltd. (S)(Z)	11.125	02-23-18	1,000,000	1,116,200

General Shopping Investments, Ltd.
(12.000% to 3-20-17, then 5 Year USGG +
11.052%) (Q)(S)	12.000	03-20-17	500,000	440,000

Health Care 2.1%				3,657,146

Health Care Providers & Services 1.3%

AmerisourceBergen Corp. (Z)	3.500	11-15-21	1,000,000	1,006,890

Envision Healthcare Corp. (Z)	8.125	06-01-19	100,000	108,630

HCA, Inc. (Z)	7.500	02-15-22	130,000	146,088

Tenet Healthcare Corp. (S)	6.000	10-01-20	305,000	322,538

Tenet Healthcare Corp. (S)	8.125	04-01-22	585,000	640,575

See notes to financial statements	Annual report | Investors Trust	11

		Maturity
	Rate (%)	date	Par value^	Value
Pharmaceuticals 0.8%

Endo Health Solutions, Inc. (Z)	7.250	01-15-22	1,345,000	$1,432,425

Industrials 9.8%				16,863,216

Aerospace & Defense 0.7%

Ducommun, Inc.	9.750	07-15-18	160,000	178,800

Kratos Defense & Security Solutions, Inc. (Z)	10.000	06-01-17	400,000	436,000

TransDigm, Inc. (Z)	7.750	12-15-18	495,000	532,125

Air Freight & Logistics 0.1%

syncreon Group BV (S)	8.625	11-01-21	200,000	202,500

Airlines 3.9%

Air Canada 2013-1 Class C Pass Through
Trust (S)(Z)	6.625	05-15-18	1,000,000	983,800

American Airlines 2011-1 Class B Pass Through
Trust (S)(Z)	7.000	01-31-18	1,147,765	1,196,545

Continental Airlines 1999-1 Class A Pass
Through Trust (Z)	6.545	02-02-19	187,721	204,616

Continental Airlines 2000-2 Class B Pass
Through Trust	8.307	04-02-18	92,787	95,687

Delta Air Lines 2007-1 Class A Pass Through
Trust (Z)	6.821	08-10-22	625,657	696,044

TAM Capital 3, Inc. (S)(Z)	8.375	06-03-21	505,000	520,150

TAM Capital, Inc. (Z)	7.375	04-25-17	860,000	883,650

UAL 2009-1 Pass Through Trust (Z)	10.400	11-01-16	194,481	219,764

UAL 2009-2A Pass Through Trust (Z)	9.750	01-15-17	471,095	540,582

VRG Linhas Aereas SA (S)	10.750	02-12-23	1,500,000	1,332,000

Building Products 0.2%

Nortek, Inc. (Z)	8.500	04-15-21	235,000	257,619

Voto-Votorantim Overseas Trading Operations
NV (S)(Z)	6.625	09-25-19	160,000	181,840

Commercial Services & Supplies 0.7%

Garda World Security Corp. (S)	9.750	03-15-17	765,000	826,124

Iron Mountain, Inc.	8.375	08-15-21	417,000	450,360

Construction & Engineering 0.8%

Aeropuertos Argentina 2000 SA (S)	10.750	12-01-20	1,335,000	1,321,650

Electrical Equipment 1.0%

Artesyn Escrow, Inc. (S)	9.750	10-15-20	1,355,000	1,392,263

Coleman Cable, Inc. (Z)	9.000	02-15-18	295,000	313,438

Industrial Conglomerates 0.5%

Hutchison Whampoa International, Ltd. (S)(Z)	4.625	09-11-15	385,000	409,509

Tenedora Nemak SA de CV (S)	5.500	02-28-23	500,000	496,250

Machinery 0.2%

Victor Technologies Group, Inc. (Z)	9.000	12-15-17	260,000	279,500

Marine 0.6%

Navios Maritime Acquisition Corp. (S)	8.125	11-15-21	830,000	838,300

Navios South American Logistics, Inc.	9.250	04-15-19	200,000	216,500

Transportation Infrastructure 1.1%

CHC Helicopter SA	9.250	10-15-20	1,720,000	1,857,600

12	Investors Trust | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Information Technology 2.3%				$4,007,851

Computers & Peripherals 0.4%

Seagate HDD Cayman (Z)	7.000	11-01-21	565,000	624,325

Electronic Equipment, Instruments & Components 0.9%

CDW LLC (Z)	8.000	12-15-18	325,000	355,875

Freescale Semiconductor, Inc. (S)	9.250	04-15-18	186,000	201,113

Viasystems, Inc. (S)	7.875	05-01-19	1,000,000	1,065,000

IT Services 0.4%

Brightstar Corp. (S)(Z)	9.500	12-01-16	700,000	770,000

Software 0.6%

Aspect Software, Inc.	10.625	05-15-17	615,000	628,838

Blackboard, Inc. (S)	7.750	11-15-19	360,000	362,700

Materials 10.1%				17,544,087

Chemicals 0.2%

Rentech Nitrogen Partners LP (S)	6.500	04-15-21	430,000	417,100

Construction Materials 2.1%

Cemex SAB de CV (S)(Z)	9.000	01-11-18	1,000,000	1,087,500

China Shanshui Cement Group, Ltd. (S)(Z)	8.500	05-25-16	350,000	361,375

Magnesita Finance, Ltd. (Q)(S)	8.625	04-05-17	1,000,000	980,000

Votorantim Cimentos SA (S)	7.250	04-05-41	1,000,000	985,000

Vulcan Materials Company (Z)	7.500	06-15-21	120,000	134,850

Containers & Packaging 2.1%

AEP Industries, Inc.	8.250	04-15-19	355,000	383,400

Berry Plastics Corp. (Z)	9.750	01-15-21	500,000	587,500

Cascades, Inc.	7.875	01-15-20	240,000	256,800

Graphic Packaging International, Inc. (Z)	7.875	10-01-18	236,000	256,650

Pretium Packaging LLC	11.500	04-01-16	160,000	172,800

Sealed Air Corp. (S)(Z)	8.375	09-15-21	1,500,000	1,717,500

Tekni-Plex, Inc. (S)	9.750	06-01-19	199,000	224,870

Metals & Mining 5.0%

AngloGold Ashanti Holdings PLC (Z)	5.125	08-01-22	1,000,000	888,538

APERAM (S)(Z)	7.750	04-01-18	300,000	304,500

Bluescope Steel, Ltd. (S)	7.125	05-01-18	500,000	516,250

CSN Islands XI Corp. (S)(Z)	6.875	09-21-19	250,000	263,125

Essar Steel Algoma, Inc. (S)	9.375	03-15-15	500,000	480,000

Evraz Group SA (S)	6.500	04-22-20	1,000,000	950,000

Ferrexpo Finance PLC (S)	7.875	04-07-16	600,000	578,250

Metinvest BV (S)(Z)	8.750	02-14-18	555,000	500,888

MMC Finance, Ltd. (S)	5.550	10-28-20	200,000	200,350

Rain CII Carbon LLC (S)	8.000	12-01-18	945,000	975,713

Rio Tinto Finance USA, Ltd. (Z)	7.125	07-15-28	710,000	891,270

Severstal OAO (S)	4.450	03-19-18	1,000,000	985,000

SunCoke Energy, Inc. (Z)	7.625	08-01-19	105,000	112,613

United States Steel Corp.	6.875	04-01-21	1,000,000	1,035,000

Paper & Forest Products 0.7%

Boise Paper Holdings LLC (Z)	8.000	04-01-20	515,000	583,495

Sappi Papier Holding GmbH (S)	7.500	06-15-32	100,000	77,750

Sappi Papier Holding GmbH (S)	7.750	07-15-17	600,000	636,000

See notes to financial statements	Annual report | Investors Trust	13

		Maturity
	Rate (%)	date	Par value^	Value
Telecommunication Services 15.6%				$27,008,614

Diversified Telecommunication Services 6.7%

Cincinnati Bell, Inc.	8.375	10-15-20	625,000	665,625

Frontier Communications Corp. (Z)	7.125	03-15-19	530,000	577,700

Frontier Communications Corp. (Z)	8.750	04-15-22	435,000	496,988

GTP Acquisition Partners I LLC (S)	7.628	06-15-16	620,000	669,294

GXS Worldwide, Inc. (Z)	9.750	06-15-15	430,000	440,750

Sable International Finance, Ltd. (S)(Z)	7.750	02-15-17	250,000	263,125

Satelites Mexicanos SA de CV (Z)	9.500	05-15-17	1,404,000	1,519,830

T-Mobile USA, Inc.	6.464	04-28-19	495,000	524,700

T-Mobile USA, Inc.	6.731	04-28-22	205,000	216,531

T-Mobile USA, Inc.	6.836	04-28-23	855,000	904,163

Telecom Italia Capital SA	7.175	06-18-19	550,000	610,276

Wind Acquisition Finance SA (S)(Z)	7.250	02-15-18	1,750,000	1,841,875

Wind Acquisition Finance SA (S)(Z)	11.750	07-15-17	1,000,000	1,062,500

Wind Acquisition Holdings Finance SA, PIK (S)(Z)	12.250	07-15-17	1,723,867	1,754,035

Wireless Telecommunication Services 8.9%

Bharti Airtel International Netherlands BV (S)	5.125	03-11-23	600,000	562,500

Colombia Telecomunicaciones SA ESP (S)(Z)	5.375	09-27-22	1,000,000	937,500

Crown Castle Towers LLC (S)(Z)	4.883	08-15-20	750,000	806,446

Digicel Group, Ltd. (S)(Z)	8.250	09-30-20	1,365,000	1,440,075

Digicel, Ltd. (S)	6.000	04-15-21	500,000	485,000

Intelsat Luxembourg SA (S)	8.125	06-01-23	1,250,000	1,321,875

MetroPCS Wireless, Inc. (S)	6.250	04-01-21	1,400,000	1,464,750

MetroPCS Wireless, Inc. (S)	6.625	04-01-23	245,000	256,331

SBA Tower Trust (S)	2.933	12-15-17	380,000	391,704

SBA Tower Trust (S)	5.101	04-17-17	580,000	627,166

Sprint Communications, Inc. (S)	9.000	11-15-18	1,000,000	1,212,500

Sprint Communications, Inc. (Z)	11.500	11-15-21	2,150,000	2,800,375

Telefonica Celular del Paraguay SA (S)	6.750	12-13-22	1,000,000	1,010,000

VimpelCom Holdings BV (S)	7.504	03-01-22	2,000,000	2,145,000

Utilities 3.7%				6,405,038

Electric Utilities 2.1%

Beaver Valley II Funding Corp.	9.000	06-01-17	126,000	127,231

BVPS II Funding Corp. (Z)	8.890	06-01-17	356,000	378,016

CE Generation LLC (Z)	7.416	12-15-18	397,300	393,327

Exelon Corp. (Z)	4.900	06-15-15	1,015,000	1,075,453

FPL Energy National Wind LLC (S)	5.608	03-10-24	165,923	160,970

Israel Electric Corp., Ltd. (S)	6.700	02-10-17	1,000,000	1,079,791

PNPP II Funding Corp. (Z)	9.120	05-30-16	157,000	161,973

W3A Funding Corp. (Z)	8.090	01-02-17	267,417	267,327

Independent Power Producers & Energy Traders 1.6%

Calpine Corp. (S)	5.875	01-15-24	680,000	681,700

Calpine Corp. (S)	6.000	01-15-22	300,000	311,250

NRG Energy, Inc. (Z)	7.875	05-15-21	1,600,000	1,768,000

14	Investors Trust | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value

Convertible Bonds 1.4% (0.9% of Total Investments)				$2,315,098

(Cost $1,979,123)

Industrials 0.4%				590,904

Airlines 0.4%

United Continental Holdings, Inc. (Z)	4.500	06-30-21	550,000	590,904

Materials 0.3%				518,750

Containers & Packaging 0.3%

Owens-Brockway Glass Container, Inc. (S)(Z)	3.000	06-01-15	500,000	518,750

Telecommunication Services 0.7%				1,205,444

Diversified Telecommunication Services 0.0%

Axtel SAB de CV (7.000% until 1-31-14,
then 8.000% until 1-31-15, then 9.000%
thereafter) (S)	7.000	01-31-20	MXN 609,900	65,444

Wireless Telecommunication Services 0.7%

Clearwire Communications LLC (S)(Z)	8.250	12-01-40	1,000,000	1,140,000

Term Loans (M) 1.1% (0.7% of Total Investments)				$1,838,877

(Cost $2,006,700)

Consumer Discretionary 0.3%				542,610

Hotels, Restaurants & Leisure 0.3%

Caesars Entertainment Resort Properties LLC	7.000	10-12-20	550,000	542,610

Consumer Staples 0.1%				207,817

Personal Products 0.1%

Revlon Consumer Products Corp.	4.000	11-20-17	206,719	207,817

Health Care 0.2%				342,959

Health Care Providers & Services 0.2%

National Mentor Holdings, Inc.	6.500	02-09-17	341,252	342,959

Industrials 0.5%				745,491

Airlines 0.5%

Delta Air Lines, Inc.	4.250	04-20-17	684,250	686,938

Global Aviation Holdings, Inc.	3.000	02-13-18	507,559	25,378

Global Aviation Holdings, Inc.	10.000	07-13-17	51,038	33,175

Capital Preferred Securities (a) 0.4% (0.2% of Total Investments)				$722,316

(Cost $700,000)

Financials 0.4%				722,316

Commercial Banks 0.4%

HSBC Finance Capital Trust IX (5.911% to
11-30-15, then 3 month LIBOR + 1.926%) (Z)	5.911	11-30-35	700,000	722,316

See notes to financial statements	Annual report | Investors Trust	15

		Maturity
	Rate (%)	date	Par value^	Value

U.S. Government & Agency Obligations 26.2%
(17.9% of Total Investments)				$45,313,148

(Cost $45,222,844)

U.S. Government 11.7%				20,230,848
U.S. Treasury
Note (Z)	0.625	09-30-17	6,000,000	5,923,596
Note (Z)	0.875	01-31-18	3,000,000	2,973,750
Note (Z)	1.375	01-31-20	5,000,000	4,889,455
Note (Z)	1.750	05-15-22	1,120,000	1,068,813
Note (Z)	2.000	04-30-16	1,760,000	1,828,063
Note (Z)	2.500	08-15-23	3,000,000	2,987,343

U.S. Treasury Strip, PO (Z)	3.001	11-15-30	1,025,000	559,828

U.S. Government Agency 14.5%				25,082,300

Federal Home Loan Mortgage Corp.
30 Yr Pass Thru	5.000	03-01-41	2,682,702	2,930,404
30 Yr Pass Thru (Z)	6.500	03-01-38	163,557	181,769

Federal National Mortgage Association
15 Yr Pass Thru (Z)	4.000	12-01-24	1,942,563	2,077,556
30 Yr Pass Thru	3.000	10-29-27	670,000	606,949
30 Yr Pass Thru	4.000	12-01-40	5,304,426	5,613,575
30 Yr Pass Thru (Z)	4.000	09-01-41	3,849,870	4,062,214
30 Yr Pass Thru (Z)	4.000	10-01-41	1,957,551	2,068,887
30 Yr Pass Thru (Z)	4.500	10-01-40	2,822,821	3,041,590
30 Yr Pass Thru (Z)	5.000	02-01-41	403,234	443,679
30 Yr Pass Thru (Z)	5.000	04-01-41	670,964	739,206
30 Yr Pass Thru (Z)	5.500	06-01-38	1,027,431	1,119,498
30 Yr Pass Thru (Z)	5.500	08-01-40	254,185	276,923
30 Yr Pass Thru (Z)	6.500	07-01-36	327,615	365,719
30 Yr Pass Thru (Z)	6.500	10-01-37	194,981	217,723
30 Yr Pass Thru (Z)	6.500	01-01-39	1,204,008	1,336,608

Foreign Government Obligations 3.2% (2.2% of Total Investments)				$5,469,923

(Cost $5,438,683)

Argentina 1.8%				3,158,416
City of Buenos Aires (S)	12.500	04-06-15	2,400,000	2,532,000

Provincia de Neuquen (S)	7.875	04-26-21	639,200	626,416

Dominican Republic 0.6%				983,500
Government of Dominican Republic (S)(Z)	5.875	04-18-24	1,000,000	983,500

South Korea 0.1%				216,482
Korea Development Bank (Z)	4.375	08-10-15	205,000	216,482

Ukraine 0.7%				1,111,525
City of Kyiv (S)	9.375	07-11-16	1,285,000	1,111,525

Collateralized Mortgage Obligations 8.1% (5.5% of Total Investments)				$13,993,797

(Cost $13,981,878)

Commercial & Residential 4.4%				7,515,549
American Home Mortgage Assets LLC
Series 2006-6, Class XP IO	2.089	12-25-46	5,492,684	392,684

Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-2, Class A1 (P)	2.600	03-25-35	465,800	469,102
Series 2005-5, Class A2 (P)	2.250	08-25-35	520,904	522,881

16	Investors Trust | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Commercial & Residential (continued)				$7,515,549
Bear Stearns Asset Backed Securities Trust
Series 2004-AC5, Class A1	5.750	10-25-34	384,520	385,529

Commercial Mortgage Pass Through Certificates
Series 2012-LC4, Class B (P)	4.934	12-10-44	365,000	391,219
Series 2012-LC4, Class C (P)	5.648	12-10-44	290,000	311,299

Deutsche Mortgage Securities, Inc.
Series 2004-4, Class 2AR1 (P)	0.710	06-25-34	536,847	493,064

Extended Stay America Trust
Series 2013-ESFL, Class DFL (P)(S)	3.309	12-05-31	475,000	466,810

GSR Mortgage Loan Trust
Series 2006-4F, Class 6A1	6.500	05-25-36	2,099,375	1,620,871
Series 2004-9, Class B1 (P)	3.121	08-25-34	749,477	441,368

HarborView Mortgage Loan Trust
Series 2005-8, Class 1X IO	2.136	09-19-35	3,124,905	244,089
Series 2007-3, Class ES IO (S)	0.350	05-19-47	6,351,853	57,167
Series 2007-4, Class ES IO	0.350	07-19-47	6,895,868	68,959
Series 2007-6, Class ES IO (S)	0.342	08-19-37	5,320,407	45,223

IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 1X IO	2.051	10-25-36	7,866,781	513,168
Series 2005-AR18, Class 2X IO	1.688	10-25-36	7,036,047	282,893

JPMorgan Chase Commercial Mortgage
Securities Corp.
Series 2012-HSBC Class XA IO (S)	1.431	07-05-32	3,495,000	366,891

VFC 2013-1 LLC
Series 2013-1, Class A (S)	3.130	03-20-26	440,066	442,332

U.S. Government Agency 3.7%				6,478,248
Federal Home Loan Mortgage Corp.
Series 290, Class IO	3.500	11-15-32	3,325,129	649,286
Series 3830, Class NI IO	4.500	01-15-36	3,196,020	346,204
Series 4065, Class QA	3.000	08-15-41	788,213	816,207
Series 4068, Class AP	3.500	06-15-40	1,198,154	1,260,616
Series 4068, Class BH	3.000	06-15-40	995,158	1,036,526
Series K017, Class X1 IO	1.448	12-25-21	2,696,456	240,767
Series K709, Class X1 IO	1.544	03-25-19	3,260,320	230,120
Series K710, Class X1 IO	1.783	05-25-19	2,476,353	205,953

Federal National Mortgage Association
Series 2012-118, Class IB IO	3.500	11-25-42	1,386,405	311,125
Series 2012-67, Class KG	3.500	02-25-41	367,877	383,093
Series 402, Class 3 IO	4.000	11-25-39	478,316	90,116
Series 402, Class 4 IO	4.000	10-25-39	748,059	127,025
Series 407, Class 15 IO	5.000	01-25-40	812,418	135,751
Series 407, Class 21 IO	5.000	01-25-39	442,949	77,317
Series 407, Class 7 IO	5.000	03-25-41	682,190	130,383
Series 407, Class 8 IO	5.000	03-25-41	178,557	28,397
Series 407, Class C6 IO	5.500	01-25-40	1,318,420	224,670

Government National Mortgage Association
Series 2012-114, Class IO	1.031	01-16-53	1,960,717	184,692

Asset Backed Securities 1.4% (1.0% of Total Investments)				$2,425,285

(Cost $2,357,183)
ACE Securities Corp.
Series 2006-ASP5, Class A2B (P)	0.300	10-25-36	141,247	65,970
Series 2006-ASP5, Class A2C (P)	0.350	10-25-36	277,981	130,171
Series 2006-ASP5, Class A2D (P)	0.430	10-25-36	531,369	251,549

See notes to financial statements	Annual report | Investors Trust	17

		Maturity
Rate (%)		date	Par value^	Value
Argent Securities, Inc.
Series 2006-M2, Class A2C (P)	0.320	09-25-36	1,462,681	$582,501

ContiMortgage Home Equity Loan Trust
Series 1995-2, Class A5	8.100	08-15-25	28,744	28,564

Morgan Stanley ABS Capital I
Series 2006-HE4, Class A3 (P)	0.320	06-25-36	428,124	269,504

Sonic Capital LLC
Series 2011-1A, Class A2 (S)	5.438	05-20-41	418,122	450,015

Westgate Resorts LLC
Series 2012-2A, Class B (S)	4.500	01-20-25	649,851	647,011

			Shares	Value

Common Stocks 0.0% (0.0% of Total Investments)				$8,216

(Cost $593,666)

Consumer Discretionary 0.0%				0

Media 0.0%

Vertis Holdings, Inc. (I)			34,014	0

Industrials 0.0%				8,216

Airlines 0.0%

Global Aviation Holdings, Inc., Class A (I)			82,159	8,216

Preferred Securities (b) 0.5% (0.4% of Total Investments)				$921,717

(Cost $917,875)

Financials 0.4%				754,375

Commercial Banks 0.4%

FNB Corp., 7.250%			30,175	754,375

Telecommunication Services 0.1%				167,342

Diversified Telecommunication Services 0.1%

Crown Castle International Corp., 4.500%			1,635	167,342

Total investments (Cost $247,398,310)† 146.7%			$253,540,288

Other assets and liabilities, net (46.7%)				($80,660,258)

Total net assets 100.0%			$172,880,030

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.

^ All par values are denominated in U.S. dollars unless otherwise indicated.

IO Interest-Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.

LIBOR London Interbank Offered Rate

MXN Mexican Peso

PIK Paid-in-kind

PO Principal-Only Security — (Principal Tranche of Stripped Security). Rate shown is the annualized yield at the end of the period.

REIT Real Estate Investment Trust

USGG U.S. Generic Government Yield Index

(a) Includes hybrid securities with characteristics of both equity and debt that trade with, and pay, interest income.

18	Investors Trust | Annual report	See notes to financial statements

(b) Includes preferred stocks and hybrid securities with characteristics of both equity and debt that pay dividends on a periodic basis.

(C) Security purchased on a when-issued or delayed delivery.

(H) Non-income producing — Issuer is in default.

(I) Non-income producing security.

(M) Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(Q) Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $107,380,132 or 62.1% of the fund’s net assets as of 10-31-13.

(Z) All or a portion of this security is segregated as collateral pursuant to the Credit Facility Agreement. Total collateral value at 10-31-13 was $137,639,728.

† At 10-31-13, the aggregate cost of investment securities for federal income tax purposes was $248,012,421. Net unrealized appreciation aggregated $5,527,867, of which $11,685,603 related to appreciated investment securities and $6,157,736 related to depreciated investment securities.

The fund had the following country concentration as a percentage of investments on 10-31-13:

United States	69.2%
Luxembourg	4.1%
Cayman Islands	3.5%
Netherlands	3.1%
United Kingdom	2.5%
Argentina	2.2%
Mexico	2.2%
Canada	1.9%
Peru	1.5%
Brazil	1.5%
Ireland	1.0%
Other Countries	7.3%

Total	100%

See notes to financial statements	Annual report | Investors Trust	19

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-13

This Statement of assets and liabilities is the fund’s balance sheet. It shows the value of what the fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments, at value (Cost $247,398,310)	$253,540,288
Cash segregated at custodian for swap contracts	550,000
Receivable for investments sold	4,899,350
Receivable for delayed delivery securities sold	1,001,341
Dividends and interest receivable	3,736,287
Other receivables and prepaid expenses	170,157

Total assets	263,897,423

Liabilities

Due to custodian	305,782
Credit facility agreement payable	85,900,000
Payable for investments purchased	2,438,045
Payable for delayed delivery securities purchased	1,407,935
Swap contracts, at value	811,228
Interest payable	48,205
Payable to affiliates
Accounting and legal services fees	8,158
Trustees’ fees	10,446
Other liabilities and accrued expenses	87,594

Total liabilities	91,017,393

Net assets	$172,880,030

Net assets consist of

Paid-in capital	$177,377,108
Undistributed net investment income	1,492,578
Accumulated net realized gain (loss) on investments, foreign currency
transactions and swap agreements	(11,320,402)
Net unrealized appreciation (depreciation) on investments, translation of
assets and liabilities in foreign currencies and swap agreements	5,330,746

Net assets	$172,880,030

Net asset value per share

Based on 8,750,917 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$19.76

20	Investors Trust | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 10-31-13

This Statement of operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. It also shows net gains (losses) for the period stated.

Investment income

Interest	$16,419,027
Dividends	60,782
Less foreign taxes withheld	(2,604)

Total investment income	16,477,205

Expenses

Investment management fees	1,375,843
Accounting and legal services fees	61,913
Transfer agent fees	67,213
Trustees’ fees	53,525
Printing and postage	57,080
Professional fees	141,552
Custodian fees	25,328
Stock exchange listing fees	29,604
Interest expense	599,907
Other	59,597

Total expenses	2,471,562

Net investment income	14,005,643

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	1,811,607
Swap contracts	(411,521)
Foreign currency transactions	(42,487)
1,357,599
Change in net unrealized appreciation (depreciation) of
Investments	(7,004,514)
Swap contracts	397,835
Translation of assets and liabilities in foreign currencies	42,440
(6,564,239)
Net realized and unrealized loss	(5,206,640)

Increase in net assets from operations	$8,799,003

See notes to financial statements	Annual report | Investors Trust	21

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of fund share transactions.

	Year	Year
	ended	ended
	10-31-13	10-31-12

Increase (decrease) in net assets

From operations
Net investment income	$14,005,643	$16,108,117
Net realized gain (loss)	1,357,599	(860,251)
Change in net unrealized appreciation (depreciation)	(6,564,239)	11,920,293

Increase in net assets resulting from operations	8,799,003	27,168,159

Distributions to shareholders
From net investment income	(14,900,053)	(16,630,465)

From fund share transactions
Issued in shelf offering	1,722,799	443,812
Issued pursuant to Dividend Reinvestment Plan	855,166	1,211,695

Total from fund share transactions	2,577,965	1,655,507

Total increase (decrease)	(3,523,085)	12,193,201

Net assets

Beginning of year	176,403,115	164,209,914

End of year	$172,880,030	$176,403,115

Undistributed net investment income	$1,492,578	$1,659,319

Share activity

Shares outstanding
Beginning of year	8,631,305	8,557,999
Issued in shelf offering	78,325	18,640
Issued pursuant to Dividend Reinvestment Plan	41,287	54,666

End of year	8,750,917	8,631,305

22	Investors Trust | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statement of cash flows

This Statement of cash flows shows cash flow from operating and financing activities for the period stated.

For the
year ended
10-31-13
Cash flows from operating activities

Net increase in net assets from operations	$8,799,003
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(157,187,447)
Long-term investments sold	153,002,166
Decrease in short-term investments	2,800,000
Net amortization of premium (discount)	1,806,529
Income paid-in-kind	(202,867)
Decrease in dividends and interest receivable	136,294
Increase in payable for investments purchased	2,438,045
Increase in payable for delayed delivery securities purchased	1,407,935
Increase in receivable for investments sold	(4,899,350)
Increase in receivable for delayed delivery securities sold	(1,001,341)
Decrease in cash segregated at custodian for swap contracts	270,000
Increase in other receivables and prepaid assets	(32,405)
Decrease in unrealized depreciation of swap contracts	(397,835)
Decrease in unrealized depreciation for forward foreign currency contracts	(42,437)
Decrease in payable to affiliates	(1,843)
Decrease in interest payable	(6,452)
Decrease in other liabilities and accrued expenses	(92,560)
Net change in unrealized (appreciation) depreciation on investments	7,004,514
Net realized gain on investments	(1,811,607)

Net cash provided by operating activities	$11,988,342

Cash flows from financing activities
Payable for due to custodian	$305,782
Fund shares issued in shelf offering	1,722,799
Cash distributions to common shareholders net of reinvestments	(14,044,887)

Net cash used in financing activities	($12,016,306)

Net decrease in cash	($27,964)

Cash at beginning of period	$27,964

Cash at end of period	—

Supplemental disclosure of cash flow information

Cash paid for interest	$606,359

Noncash financing activities not included herein consist of	855,166
reinvestment of distributions

See notes to financial statements	Annual report | Investors Trust	23

Financial highlights

The Financial highlights show how the fund’s net asset value for a share has changed during the period.

COMMON SHARES Period ended	10-31-13	10-31-12	10-31-11	10-31-10	10-31-09

Per share operating performance

Net asset value, beginning of period	$20.44	$19.19	$20.11	$18.03	$14.51
Net investment income[1]	1.61	1.88	1.93	2.15	1.70
Net realized and unrealized gain (loss)
on investments	(0.59)	1.30	(0.88)	2.00	3.51
Total from investment operations	1.02	3.18	1.05	4.15	5.21
Less distributions to common shareholders
From net investment income	(1.71)	(1.94)	(1.97)	(2.07)	(1.69)
Anti-dilutive impact of shelf offering	0.01	0.01	—	—	—
Net asset value, end of period	$19.76	$20.44	$19.19	$20.11	$18.03
Per share market value, end of period	$19.30	$22.24	$21.82	$21.13	$17.73
Total return at net asset value (%)[2]	5.09	16.14	4.90	23.81	39.26
Total return at market value (%)[2]	(5.66)	11.13	13.52	32.29	47.62

Ratios and supplemental data

Net assets applicable to common shares, end of
period (in millions)	$173	$176	$164	$171	$152
Ratios (as a percentage of average net assets):
Expenses[3]	1.41	1.57	1.62	1.93	2.43
Net investment income	8.00	9.65	9.63	11.33	11.34
Portfolio turnover (%)	61	56	45	71	72

Senior securities

Total debt outstanding end of period (in millions)	$86	$86	$88	$80	$67
Asset coverage per $1,000 of debt[4]	$3,013	$3,054	$2,871	$3,136	$3,268

1 Based on the average daily shares outstanding.

2 Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund’s shares traded during the period.

3 Expenses excluding interest were 1.07%, 1.07%, 1.04%, 1.12% and 1.43% for the periods ended 10-31-13, 10-31-12, 10-31-11, 10-31-10 and 10-31-09, respectively.

4 Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 7). As debt outstanding changes, level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

24	Investors Trust | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock Investors Trust (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

In 2012, the fund filed a registration statement with the Securities and Exchange Commission, registering an additional 1,000,000 common shares through an equity shelf offering program. Under this program, the fund, subject to market conditions, may raise additional equity capital from time to time by offering new common shares at a price equal to or above the fund’s net asset value per common share.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last quoted bid or evaluated price. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Swaps are marked-to-market daily based upon values from third party vendors, which may include a registered commodities exchange, or broker quotations. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter (OTC) market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described.

Annual report | Investors Trust	25

Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund’s investments as of October 31, 2013, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 10-31-13	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Corporate Bonds	$180,531,911	—	$180,531,911	—
Convertible Bonds	2,315,098	—	2,315,098	—
Term Loans	1,838,877	—	1,838,877	—
Capital Preferred Securities	722,316	—	722,316	—
U.S. Government & Agency
Obligations	45,313,148	—	45,313,148	—
Foreign Government
Obligations	5,469,923	—	5,469,923	—
Collateralized Mortgage
Obligations	13,993,797	—	13,822,448	$171,349
Asset Backed Securities	2,425,285	—	2,425,285	—
Common Stocks	8,216	—	8,216	—
Preferred Securities	921,717	$921,717	—	—

Total Investments in
Securities	$253,540,288	$921,717	$252,447,222	$171,349
Other Financial Instruments
Interest rate swaps	($811,228)	—	($811,228)	—

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

		COLLATERALIZED
	CORPORATE	MORTGAGE	COMMON	PREFERRED
	BONDS	OBLIGATIONS	STOCKS	SECURITIES	TOTAL

Balance as of 10-31-12	$1,123,959	$153,502	$54,907	$1,498,072	$2,830,440
Realized gain (loss)	—	—	(20,236)	(219,567)	($239,803)
Change in unrealized appreciation
(depreciation)	—	17,847	53,259	438,155	$509,261
Purchases	—	—	—	—	—
Sales	—	—	(87,930)	(1,716,660)	($1,804,590)
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	(1,123,959)	—	—	—	($1,123,959)
Balance as of 10-31-13	—	$171,349	—	—	$171,349
Change in unrealized at period end*	—	$17,847	—	—	$17,847

* Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of operations.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income

26	Investors Trust | Annual report

is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the fund may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the fund may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense

Annual report | Investors Trust	27

estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of October 31, 2013, the fund has a capital loss carryforward of $10,859,805 available to offset future net realized capital gains. The following table details the capital loss carryforward available:

CAPITAL LOSS CARRYFORWARD EXPIRING AT OCTOBER 31					NO EXPIRATION DATE
2014	2015	2016	2017	2019	SHORT-TERM	LONG-TERM

$2,605,424	$1,304,634	$912,660	$2,675,603	$2,044,097	$975,640	$341,747

As of October 31, 2013, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly and capital gain distributions, if any, annually. The tax character of distributions for the years ended October 31, 2013 and October 31, 2012 was as follows:

	OCTOBER 31, 2013	OCTOBER 31, 2012
Ordinary Income	$14,900,053	$16,630,465

As of October 31, 2013, the components of distributable earnings on a tax basis consisted of $1,497,302 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to defaulted bonds, expiration of capital loss carryforwards, derivative transactions and amortization and accretion on debt securities.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund’s Statement of assets and liabilities and represents the cash on hand at the fund’s custodian and does not include any short-term investments or cash segregated at the custodian for swap contracts.

28	Investors Trust | Annual report

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objectives. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts and (certain) swaps are typically traded through the OTC market. Cash settled currency swaps are all regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed. This right to close out and net payments across all transactions traded under the ISDA could result in a reduction of the fund’s risk to a counterparty equal to any amounts payable by the fund, if any.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

Annual report | Investors Trust	29

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended October 31, 2013, the fund used forward foreign currency contracts to manage against anticipated currency exchange rate changes. During the year ended October 31, 2013, the fund held forward foreign currency contracts with U.S. dollar notional values ranging up to $2.1 million, as measured at each quarter end. There were no open forward foreign currency contracts at October 31, 2013.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals. Swap agreements are privately negotiated in the OTC swaps market or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the year ended October 31, 2013, the fund used interest rate swaps in anticipation of rising interest rates. The following table summarizes the interest rate swap contracts held as of October 31, 2013.

	USD NOTIONAL	PAYMENTS MADE	PAYMENTS RECEIVED	MATURITY	MARKET
COUNTERPARTY	AMOUNT	BY FUND	BY FUND	DATE	VALUE

Morgan Stanley	$22,000,000	Fixed 1.442500%	3 Month LIBOR (a)	Aug 2016	($559,689)
Capital Services
Morgan Stanley	$22,000,000	Fixed 1.093750%	3 Month LIBOR (a)	May 2017	(251,539)
Capital Services
Total	$44,000,000				($811,228)

(a) At 10-31-13, the 3-month LIBOR rate was 0.24200%

No interest rate swap positions were entered into or closed during the year ended October 31, 2013.

30	Investors Trust | Annual report

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at October 31, 2013 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS	INSTRUMENTS	DERIVATIVES FAIR	DERIVATIVES
RISK	AND LIABILITIES LOCATION	LOCATION	VALUE	FAIR VALUE

Interest rate	Swap contracts,	Interest	—	($811,228)
contracts	at value	rate swaps

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2013:

	STATEMENT OF	FOREIGN CURRENCY	SWAP
RISK	OPERATIONS LOCATION	TRANSACTIONS*	CONTRACTS	TOTAL

Foreign exchange	Net realized gain	($42,437)	—	($42,437)
contracts	(loss)

Interest rate	Net realized gain	—	($411,521)	(411,521)
contracts	(loss)

Total		($42,437)	($411,521)	($453,958)

*Realized gain/loss associated with forward foreign currency contracts is included in the caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2013:

	STATEMENT OF	FOREIGN CURRENCY	SWAP
RISK	OPERATIONS LOCATION	TRANSACTIONS*	CONTRACTS	TOTAL

Interest rate	Change in unrealized	—	$397,835	$397,835
contracts	appreciation
	(depreciation)

Foreign exchange	Change in unrealized	$42,437	—	$42,437
contracts	appreciation
	(depreciation)

Total		$42,437	$397,835	$440,272

* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in the caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Annual report | Investors Trust	31

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as distributor for the common shares offered through the equity shelf offering. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment advisory agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of (a) 0.650% of the first $150,000,000 of the fund’s average daily managed assets (net assets plus borrowings under the Credit Facility Agreement) (see Note 7); (b) 0.375% of the next $50,000,000 of the fund’s average daily managed assets; (c) 0.350% of the next $100,000,000 of the fund’s average daily managed assets; and (d) 0.300% of the fund’s average daily managed assets in excess of $300,000,000. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the year ended October 31, 2013, were equivalent to a net annual effective rate of 0.53% of the fund’s average daily managed assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended October 31, 2013 amounted to an annual rate of 0.02% of the fund’s average daily managed assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. Under the John Hancock Group of funds Deferred Compensation Plan (the Plan), which was terminated in November 2012, certain Trustees could have elected, for tax purposes, to defer receipt of this compensation. Any deferred amounts were invested in various John Hancock funds. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of assets and liabilities. Plan assets will be liquidated in accordance with the Plan documents.

Distributor. The fund will compensate the Distributor with respect to sales of the common shares offered through the equity shelf offering at a commission rate of 1% of the gross proceeds of the sale of common shares, a portion of which is allocated to the selling dealers. During the year ended October 31, 2013, compensation to the Distributor was $17,593. The Distributor has an agreement with a sub-placement agent in the sale of common shares. The fund is not responsible for payment of commissions to the sub-placement agent.

Note 6 — Leverage risk

The fund utilizes a Credit Facility Agreement (CFA) to increase its assets available for investment. When the fund leverages its assets, common shareholders bear the fees associated with the CFA and have the potential to benefit or be disadvantaged from the use of leverage. The Advisor’s fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

• the likelihood of greater volatility of net asset value and market price of common shares;

• fluctuations in the interest rate paid for the use of the credit facility;

32	Investors Trust | Annual report

• increased operating costs, which may reduce the fund’s total return;

• the potential for a decline in the value of an investment acquired through leverage, while the fund’s obligations under such leverage remains fixed; and

• the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund’s return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

In addition to the risks created by the fund’s use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the CFA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund’s ability to generate income from the use of leverage would be adversely affected.

Note 7 — Credit Facility Agreement

The fund has entered into a CFA with Credit Suisse Securities LLC (CSSU), pursuant to which the fund borrows money to increase its assets available for investment. In accordance with the 1940 Act, the fund’s borrowings under the CFA will not exceed 33 1/3% of the fund’s managed assets (net assets plus borrowings) at the time of any borrowing.

The fund pledges a portion of its assets as collateral to secure borrowings under the CFA. Such pledged assets are held in a special custody account with the fund’s custodian. The amount of assets required to be pledged by the fund is determined in accordance with the CFA. The fund retains the benefits of ownership of assets pledged to secure borrowings under the CFA. Interest charged is at the rate of three month LIBOR (London Interbank Offered Rate) plus 0.41% and is payable monthly. As of October 31, 2013, the fund had borrowings of $85,900,000, at an interest rate of 0.65%, which is reflected in the Credit facility agreement payable on the Statement of assets and liabilities. During the year ended October 31, 2013, the average borrowings under the CFA and the effective average interest rate were $85,900,000 and 0.70%, respectively.

The fund may terminate the CFA with CSSU at any time. If certain asset coverage and collateral requirements or other covenants are not met, the CFA could be deemed in default and result in termination. Absent a default or facility termination event, CSSU is required to provide the fund with 270 calendar days’ notice prior to terminating or amending the CFA.

Note 8 — Fund share transactions

Transactions in common shares for the years ended October 31, 2013 and October 31, 2012 are presented on the Statement of changes in net assets. Proceeds received in connection with the shelf offering are net of commissions and offering costs. Total offering costs of $194,556 have been prepaid by the fund. These costs are deducted from proceeds as shares are issued. To date, $18,869 has been deducted from proceeds of shares issued and the remaining $175,687 is included in Other receivables and prepaid expenses on the Statement of assets and liabilities.

Note 9 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $133,233,052 and $135,530,228, respectively, for the year ended October 31, 2013. Purchases and sales of U.S. Treasury obligations aggregated $23,954,395 and $17,471,938, respectively, for the year ended October 31, 2013.

Annual report | Investors Trust	33

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Investors Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position John Hancock Investors Trust (the “Fund”) at October 31, 2013, the results of its operations its cash flows for the year then ended, the changes in its net assets for each of the two years in period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, agent bank and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 20, 2013

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Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2013.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2013 Form 1099-DIV in early 2014. This will reflect the tax character of all distributions paid in calendar year 2013.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

Annual report | Investors Trust	35

Additional information

Unaudited

Investment objective and policy

The fund is a diversified, closed-end, management investment company, common shares of which were initially offered to the public in January 1971. The fund’s primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as a secondary objective. The preponderance of the fund’s assets are invested in a diversified portfolio of debt securities issued by U.S. and non-U.S. corporations and governments, some of which may carry equity features. Up to 50% of the value of the fund’s assets may be invested in restricted securities acquired through private placements. The fund may also invest in repurchase agreements.

Effective March 20, 2013, the Board of Trustees approved a revision to the fund’s investment policy regarding the amount of the fund’s securities that is rated investment grade to provide that the fund will invest at least 30% of its net assets (plus borrowings for investment purposes) in debt securities that are rated, at the time of acquisition, investment grade (i.e., at least “Baa” by Moody’s Investors Service, Inc. (Moody’s) or “BBB” by Standard & Poor’s Ratings Services (S&P)), or in unrated securities determined by the fund’s investment advisor or subadvisor to be of comparable credit quality, securities issued or guaranteed by the U.S. government, or its agencies and instrumentalities and cash and cash equivalents. Under the prior investment policy, the fund was required to invest at least 30% of its total assets in such securities. The new investment policy also provides that the fund may invest up to 70% of its net assets (plus borrowings for investment purposes) in debt securities that are rated, at the time of acquisition, below investment grade (junk bonds) (i.e., rated “Ba” or lower by Moody’s or “BB” or lower by S&P), or in unrated securities determined by the fund’s advisor or subadvisor to be of comparable quality.

Bylaws

Effective September 27, 2013, the Board of Trustees of the fund amended and restated in its entirety the Bylaws of the fund (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws include, among other changes, provisions that: (i) require a shareholder to give written advance notice and other information to the fund of the shareholder’s nominees for Trustees and proposals for other business to be considered at shareholders’ meetings, or in the event a shareholder proposes to seek a shareholder action by written consent or request a special meeting of shareholders; (ii) require any such notice by a shareholder to be accompanied by certain information as provided in the Bylaws; (iii) provide that Trustees may be nominated by shareholders only at an annual meeting of the fund or special meeting in lieu of an annual meeting; and (iv) reserve to the Trustees the exclusive power to adopt, alter, amend or repeal any provision of the Bylaws or to make new Bylaws, except where the Declaration of Trust, Bylaws or applicable law would also require a shareholder vote to effect such adoption, alteration, amendment or repeal. The foregoing description of the Bylaws is qualified in its entirety by the full text of the Amended and Restated Bylaws effective as of September 27, 2013, which are available by writing to the Secretary of the fund at 601 Congress Street, 11th Floor, Boston, Massachusetts 02210.

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Dividends and distributions

During the year ended October 31, 2013, distributions from net investment income totaling $1.7149 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

PAYMENT	INCOME DISTRIBUTIONS

December 31, 2012	$0.4990
March 28, 2013	0.4208
June 28, 2013	0.4136
September 30, 2013	0.3815
$1.7149

Dividend reinvestment plan

The fund’s Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011 and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund’s net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date, which is three business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.

Annual report | Investors Trust	37

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.

Effective July 1, 2013, the Plan was revised to reflect an updated definition of the market price. Under the revised Plan, “market price” is defined as “the last sale price for the fund’s shares in the market on that date as of the close of regular trading on the New York Stock Exchange (NYSE), or, if there is no sale in the market on that date or sale prices are not available, then the mean between the closing bid and asked quotations for such shares on such date.” This definition replaced the previous definition, stating that “market price” is “the last sale price for the fund’s shares on the New York Stock Exchange (NYSE) on that date, or, if there is no sale on the NYSE on that date, then the mean between the closing bid and asked quotations for such shares on the NYSE on such date.” In addition, effective November 1, 2013, the Plan was revised to provide that Computershare Trust Company, N.A. no longer provides mail loss insurance coverage when shareholders mail their certificates to the fund’s administrator.

All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).

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Shareholder communication and assistance

If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:

Computershare
P.O. Box 43006
Providence, RI 02940-3006
Telephone: 800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Portfolio manager changes

The portfolio management team at John Hancock Asset Management a division of Manulife Asset Management (US) LLC has changed. Effective May 15, 2013, Barry Evans no longer serves on the portfolio management team and, effective July 1, 2013, John F. Iles no longer serves on the portfolio management team of the Fund.

Jeffrey N. Given, CFA continues as a portfolio manager and, effective July 1, 2013, John F. Addeo, CFA, and Dennis F. McCafferty, CFA, have joined the investment management team of the Fund. Below is a brief summary of their business careers during the past five years.

John F. Addeo, CFA

• Managing Director, John Hancock Asset Management since 2012

• Investment Officer, Portfolio Manager/Analyst, High Yield Bond Group, MFS Investment

Management (1998–2012)

• Began business career in 1984

• Joined fund team in 2013

Jeffrey N. Given, CFA

• Senior Managing Director, John Hancock Asset Management since 2012

• Managing Director, John Hancock Asset Management (2005–2012)

• Second Vice President, John Hancock Advisers, LLC (1993–2005)

• Began business career in 1993

• Joined fund team in 1999

Dennis F. McCafferty, CFA

• Managing Director, John Hancock Asset Management since 2009

• Investment analyst, John Hancock Asset Management (2008–2009)

• Principal and senior analyst, Pardus Capital Management (2005–2008)

• Began business career in 1995

• Joined fund team in 2013

Annual report | Investors Trust	39

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investors Trust (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on May 16–17, 2013, the Board, including the Trustees who are not considered to be interested persons of the fund under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meeting a variety of materials relating to the fund, the Advisor, and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data; performance information for an applicable benchmark index; and other matters such as the prices at which the fund’s shares have traded and, with respect to the Subadvisor, comparative performance information for comparably managed accounts; and other information provided by the Advisor and the Subadvisor regarding the nature, extent, and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy,

40	Investors Trust | Annual report

the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor’s risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

The Board also considered the differences between the Advisor’s services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties through Board meetings, discussions, and reports during the preceding year and through each Trustee’s experience as a Trustee of the fund and of the other funds in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a) the skills and competency with which the Advisor has in the past managed the fund’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objective; review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;

(b) the background, qualifications and skills of the Advisor’s personnel;

(c) the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;

(d) the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund;

(e) the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and

(f) the Advisor’s reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

Annual report | Investors Trust	41

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a) reviewed information prepared by management regarding the fund’s performance;

(b) considered the comparative performance of an applicable benchmark index;

(c) considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data. Such report included the fund’s ranking within a smaller group of peer funds and the fund’s ranking within a broader group of funds;

(d) took into account the Advisor’s analysis of the fund’s performance; and

(e) considered the fund’s share performance and premium/discount information.

The Board noted that, based on its net asset value, the fund outperformed the benchmark index and peer group average for the one-, three-, and five-year periods ended December 31, 2012.

The Board concluded that the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data including, among other data, the fund’s contractual and net management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board also took into account the impact of leverage on fund expenses. The Board took into account the management fee structure, including that management fees for the fund were based on the fund’s total managed assets, which are attributable to stock and borrowings.

The Board noted that net management fees for the fund are lower than the peer group median. The Board also noted that total expenses, based on total managed assets, which include the fund’s assets attributable to its common stock plus borrowings for investment purposes, for the fund are lower than the peer group median.

The Board also took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board reviewed information provided by the Advisor concerning investment advisory fees charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

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Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the fund, the Board:

(a) reviewed financial information of the Advisor;

(b) reviewed and considered an analysis presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c) received and reviewed profitability information with respect to the John Hancock fund complex as a whole;

(d) received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;

(e) considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(f) noted that the fund’s Subadvisor is an affiliate of the Advisor;

(g) noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(h) noted that the subadvisory fees for the fund are paid by the Advisor; and

(i) considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. The Board considered whether there should be changes in the management fee rate or structure in order to enable the fund to participate in any economies of scale, noting that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management’s discussions of the current advisory fee structure and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisor. The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock fund complex. The Board also considered the Advisor’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board noted that the fund has breakpoints in its contractual management fee schedule. The Board also noted that the fund’s net management fees and total expenses are each lower than the peer group median. The Board determined that the management fee structure for the fund was reasonable.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1) information relating to the Subadvisor’s business, including current subadvisory services to the fund (and other funds in the John Hancock family of funds); and

(2) the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds.

Annual report | Investors Trust	43

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed by it to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement. In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

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The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1) The Subadvisor has extensive experience and demonstrated skills as a manager;

(2) The performance of the fund has been in line with or outperformed the historical performance of comparable funds and the benchmark index and the fund’s overall performance is satisfactory; and

(3) The subadvisory fees are reasonable in relation to the level and quality of services being provided.

* * *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James M. Oates,[2] Born: 1946	2012	233

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988).

Trustee and Chairperson of the Board, John Hancock retail funds[4] (since 2012); Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and
Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson
of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2,3] Born: 1941	2012	233

Director, Island Commuter Corp. (marine transport).

Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock
Funds II (since 2005).

Peter S. Burgess,[2,3] Born: 1942	2012	233

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
Director, PMA Capital Corporation (2004–2010).

Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2005	233

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009);
Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director,
Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director,
Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I,
Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009);
former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Trustee, John Hancock retail funds[4] (since 1986); Trustee, John Hancock Variable Insurance Trust
(since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006).

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Independent Trustees (continued)

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Grace K. Fey,[2] Born: 1946	2012	233

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).

Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Theron S. Hoffman,[2,3] Born: 1947	2012	233

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000).

Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	233

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Trustee, John Hancock retail funds[4] (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan,[2] Born: 1945	2012	233

Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984);
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The
Barnes Group (since 2010).

Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2005	233

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds[4]; Trustee and
Vice Chairperson of the Board, John Hancock retail funds[4], John Hancock Variable Insurance Trust, and
John Hancock Funds II (since 2012).

Annual report | Investors Trust	47

Independent Trustees (continued)

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Gregory A. Russo, Born: 1949	2008	233

Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County,
New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and
Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising
Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).

Trustee, John Hancock retail funds[4] (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Non-Independent Trustees5

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle,[2] Born: 1959	2012	233

Senior Executive Vice President, John Hancock Financial Services (1999–2012, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock
Investment Management Services, LLC (2005–2010).

Trustee, John Hancock retail funds[4] (since 2012 and 2005–2010); Trustee, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2005).

Craig Bromley,[2] Born: 1966	2012	233

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife Japan) (2005–2012, including prior positions).

Trustee, John Hancock retail funds,[4] John Hancock Variable Insurance Trust, and John Hancock Funds
II (since 2012).

Warren A. Thomson,[2] Born: 1955	2012	233

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The
Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife
Asset Management (since 2001, including prior positions); Director (since 2006), and President and
Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman,
Hancock Natural Resources Group, Inc. (since 2013).

Trustee, John Hancock retail funds,[4] John Hancock Variable Insurance Trust, and John Hancock
Funds II (since 2012).

48	Investors Trust | Annual report

Principal officers who are not Trustees

Name, year of birth	Officer
Position(s) held with fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2012

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC, and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012);
President, John Hancock Investment Management Services, LLC (since 2010); President (since 2012) and former Trustee (2010–2012), John Hancock retail funds,[4] President, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2009).

Andrew G. Arnott, Born: 1971	2009

Executive Vice President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice
President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive
Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice
President, John Hancock retail funds,[4] John Hancock Variable Insurance Trust, and John Hancock Funds
II (since 2007, including prior positions).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,[4]
John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2006).

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[4] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC, and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2007); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds[4] (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (2007–2009 and since 2010, including prior positions).

Annual report | Investors Trust	49

Principal officers who are not Trustees (continued)

Name, year of birth	Officer
Position(s) held with fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Salvatore Schiavone, Born: 1965	2010

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds[4] (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1 Mr. Bromley, Ms. Jackson, Mr. Oates, and Mr. Pruchansky serve as Trustees for a term expiring in 2016; Mr. Bardelis, Mr. Burgess, Mr. Hoffman, and Mr. Thomson serve as Trustees for a term expiring in 2015; and Mr. Boyle, Mr. Cunningham, Ms. Fey, Mr. McClellan, and Mr. Russo serve as Trustees for a term expiring in 2014.

2 Became a Trustee of the fund effective December 1, 2012.

3 Member of the Audit Committee.

4 “John Hancock retail funds” comprises John Hancock Funds III and 34 other John Hancock funds consisting of 24 series of other John Hancock trusts and 10 closed-end funds.

5 The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

50	Investors Trust | Annual report

More information

Trustees	Officers	Investment advisor
James M. Oates,	Hugh McHaffie	John Hancock Advisers, LLC
Chairperson	President
Steven R. Pruchansky,		Subadvisor
Vice Chairperson	Andrew G. Arnott	John Hancock Asset Management
Charles L. Bardelis*	Executive Vice President	a division of Manulife Asset
James R. Boyle†		Management (US) LLC
Craig Bromley†	Thomas M. Kinzler
Peter S. Burgess*	Secretary and Chief Legal Officer	Custodian
William H. Cunningham		State Street Bank and
Grace K. Fey	Francis V. Knox, Jr.	Trust Company
Theron S. Hoffman*	Chief Compliance Officer
Deborah C. Jackson		Transfer agent
Hassell H. McClellan	Charles A. Rizzo	Computershare Shareowner
Gregory A. Russo	Chief Financial Officer	Services, LLC
Warren A. Thomson†
	Salvatore Schiavone	Legal counsel
*Member of the	Treasurer	K&L Gates LLP
Audit Committee
†Non-Independent Trustee		Independent registered
public accounting firm
PricewaterhouseCoopers LLP

Stock symbol
Listed New York Stock
Exchange: JHI

For shareholder assistance refer to page 39

You can also contact us:
	800-852-0218	Regular mail:
	jhinvestments.com	Computershare
P.O. Box 43006
Providence, RI 02940-3006

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our website and the SEC’s website, sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Annual report | Investors Trust	51

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

800-852-0218
800-843-0090 EASI-Line
jhinvestments.com

P5A 10/13
MF164344	12/13

ITEM 2. CODE OF ETHICS.

As of the end of the year, October 31, 2013, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $50,281 for the fiscal year ended October 31, 2013 and $48,115 for the fiscal year ended October 31, 2012. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

Audit-related fees amounted to $0 for the fiscal year ended October 31, 2013 and $0 for the fiscal year ended October 31, 2012 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,200 for the fiscal year ended October 31, 2013 and $3,200 for the fiscal year ended October 31, 2012. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees

Other fees amounted to $3,964 for the fiscal year ended October 31, 2013 and $419 for the fiscal year ended October 31, 2012 billed to the registrant or the control affiliates.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2013, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $4,606,033 for the fiscal year ended October 31, 2013 and $3,659,553 for the fiscal year ended October 31, 2012.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers
Management Biographies

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. Information is provided as of December 1, 2013.

John F. Addeo, CFA
Managing Director and Portfolio Manager, John Hancock Asset Management since 2012
Investment Officer, Portfolio Manager/Analyst, High Yield Bond Group,
MFS Investment Management (1998-2012)
Began business career in 1984
Joined Fund team in 2013

Jeffrey N. Given, CFA
Senior Managing Director and Senior Portfolio Manager, John Hancock Asset
Management since 2012
Managing Director, John Hancock Asset Management (2005-2012)
Second Vice President, John Hancock Advisers, LLC (1993-2005)
Began business career in 1993
Joined Fund team in 1999

Dennis F. McCafferty, CFA
Managing Director and Portfolio Manager, John Hancock Asset Management since 2009
Investment Analyst, John Hancock Asset Management (2008-2009)
Principal and Senior Analyst, Pardus Capital Management (2005-2008)
Began business career in 1995
Joined Fund team in 2013

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2013. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER NAME	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

John F. Addeo, CFA	Other Investment Companies: Two (2) funds with assets of
approximately $720.0 million.

Other Pooled Investment Vehicles: Nine (9) accounts with assets of approximately $1.5 billion.

Other Accounts: None

Jeffrey N. Given, CFA	Other Investment Companies: Fourteen (14) funds with assets of approximately $18.3 billion.

Other Pooled Investment Vehicles: Three (3) accounts with

PORTFOLIO MANAGER NAME	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

assets of approximately $223.4 million.

Other Accounts: Twelve (12) accounts with assets of
approximately $4.4 billion.

Dennis F. McCafferty, CFA	Other Investment Companies: Two (2) funds with assets of
approximately $720.0 million.

Other Pooled Investment Vehicles: Sixteen (16) accounts with assets of approximately $2.5 billion.

Other Accounts: None

With respect to accounts managed by Mr. Given, the Subadviser receives a performance-based fee with respect to one Other Account with total assets of approximately $59 million.

Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Subadviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Subadviser has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation of Portfolio Managers” below.

• A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings (“IPOs”) and private placements. If, for example, an IPO that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the IPO. The Subadviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances also may arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Subadviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. The Subadviser receives a performance-based fee with respect to certain of the other accounts managed by the portfolio managers of the Fund described above.

• A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Subadviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security. While these accounts have many similarities, the investment performance of each account will be different due to differences in fees, expenses and cash flows.

Compensation of Portfolio Managers. The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadviser, investment professionals are compensated with a combination of base salary and performance bonuses (e.g., cash and deferral awards). The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Fund.

• Base salaries. Base salaries are market-based and fixed. Salary ranges are reviewed and adjusted annually. Individual salary adjustments are based on individual performance against mutually-agreed-upon objectives and development of technical and experiential skills.

• Performance Bonuses. Performance bonuses take the form of cash and deferred incentives.

▪ Short-Term Cash Incentives. Short-term incentives take the form of annual cash awards. Individual targets are market-based and actual awards are tied to performance against various objective measures and on overall personal performance ratings. These include:

— Investment Performance. The majority of the bonus considered under the plan is based on investment performance of accounts managed by the investment professional over one, three and five year periods (to the extent applicable). The pre-tax performance of each account is measured relative to an appropriate benchmark or universe as identified in the table below.

— Financial Performance of the Subadviser. The financial performance of the Subadviser and its parent corporation are also considered in determining bonus awards.

— Non-Investment Performance. The more intangible contributions of an investment professional to the Subadviser’s business, including new strategy idea generation, professional growth and development, and management, where applicable, are evaluated in determining the amount of any bonus award.

▪ Long-Term Incentives. All investment professionals are eligible for participation in a deferred incentive plan. 100% of the eligible awards are invested in the strategies that the team manages as well as other strategies managed by other teams at the Subadviser. The Subadviser believes that owning units in the same strategies a team manages aligns the performance goals of both client and manager giving the team added incentive to act in the best interest of the Company’s clients.

As an added incentive, certain investment professionals (considered officers of Manulife Financial) would receive a portion of their award in Manulife Restricted Share Units (“RSUs”) or stock options. This plan is based on the value of the underlying common shares of Manulife Financial.

Fund	Benchmark

Investors Trust	Barclays Capital U.S. Aggregate Bond Index

Share Ownership by Portfolio Managers. The following table indicates as of October 31, 2013 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund.

Range of
Beneficial
Portfolio Manager	Ownership

John F. Addeo, CFA	None

Jeffrey N. Given, CFA	$1-$10,000

Dennis F. McCafferty, CFA	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Revisions to the Governance Committee Charter are as follows.

Effective September 27, 2013, the Board of Trustees of the fund amended and restated in its entirety the By--laws of the fund (the “Amended and Restated By--laws”).   The Amended and Restated  By--laws include, among other changes, provisions that:  (i) require a shareholder to give written advance notice and other information to the fund of the shareholder’s nominees for Trustees and proposals for other business to be considered at shareholders’ meetings, or in the event a   shareholder proposes to seek a   shareholder action by written consent or request a  special meeting of shareholders; (ii) require any such notice by a shareholder to be accompanied by certain  information  as provided  in  the By--laws;  (iii) provide that Trustees may be nominated by shareholders only at an   annual meeting of the fund   or special meeting in   lieu   of an   annual meeting; and (iv) reserve to  the Trustees the exclusive power to  adopt, alter, amend  or repeal any provision of the  By--laws or to make new By--laws, except where the Declaration of Trust, By--laws or applicable law would also require a shareholder vote to effect such adoption, alteration, amendment or repeal. The  foregoing description of the  By--laws is qualified in its entirety by the full text   of   the Amended and Restated By--laws effective as of September 27, 2013, which are available   by writing to the   Secretary of the   fund at 601   Congress Street, 11th Floor, Boston, Massachusetts 02210.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock – Governance Committee Charter”.

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investors Trust

By:	/s/ Hugh McHaffie
------------------------------
Hugh McHaffie
President

Date:	December 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hugh McHaffie
-------------------------------
Hugh McHaffie
President

Date:	December 20, 2013

By:	/s/ Charles A. Rizzo
--------------------------------
Charles A. Rizzo
Chief Financial Officer

Date:	December 20, 2013